UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2016

ZEC, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-55554 (Commission File Number)	47-5048026 (I.R.S. Employer Identification No.)

1002 North Central Expressway, Suite 495
Richardson, Texas  75080
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (888) 344-0073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As a result of clerical errors in assembly of our Form 10-Q for the three months ended March 31, 2016, some numbers, which were correctly stated in the financial statements and in the XBRL portion of our filing, were incorrectly recorded in the footnotes to our financial statements and in Management's Discussion And Analysis Of Financial Condition And Results Of Operations.

The Company intends to Amend our Form 10-Q for the three months ended March 31, 2016, correcting these errors within a day of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEC, Inc.

By:	/s/ E. Thomas Layton
E. Thomas Layton
Chairman of the Board and CEO

Date:      May 23, 2016